                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Mark S. Karlan and Norbert Seifert, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.0001 per share, of Imperial Credit Commercial Mortgage Investment Corp. offered in connection with the Imperial Credit Commercial Mortgage Investment Corp. 1997 Stock Option Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of March, 1998.



                                        /s/ H. Wayne Snavely
                                    -------------------------
                                    Name:   H. Wayne Snavely

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Mark S. Karlan and Norbert Seifert, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.0001 per share, of Imperial Credit Commercial Mortgage Investment Corp. offered in connection with the Imperial Credit Commercial Mortgage Investment Corp. 1997 Stock Option Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of March, 1998.



                                       /s/ Kevin E. Villani
                                    ------------------------------
                                    Name:  Kevin E. Villani

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Mark S. Karlan and Norbert Seifert, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.0001 per share, of Imperial Credit Commercial Mortgage Investment Corp. offered in connection with the Imperial Credit Commercial Mortgage Investment Corp. 1997 Stock Option Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of March, 1998.



                                       /s/ Patric H. Hendershott
                                    --------------------------------------
                                    Name:  Patric H. Hendershott

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Mark S. Karlan and Norbert Seifert, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.0001 per share, of Imperial Credit Commercial Mortgage Investment Corp. offered in connection with the Imperial Credit Commercial Mortgage Investment Corp. 1997 Stock Option Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1998.



                                        /s/ Joseph A. Jaconi, Jr.
                                    ---------------------------------
                                    Name:   Joseph A. Jaconi, Jr.

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Mark S. Karlan and Norbert Seifert, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.0001 per share, of Imperial Credit Commercial Mortgage Investment Corp. offered in connection with the Imperial Credit Commercial Mortgage Investment Corp. 1997 Stock Option Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1998.



                                       /s/ Louis H. Masotti
                                    ---------------------------------
                                    Name:  Louis H. Masotti

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The person whose signature appears below hereby constitutes and appoints Mark S. Karlan and Norbert Seifert, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.0001 per share, of Imperial Credit Commercial Mortgage Investment Corp. offered in connection with the Imperial Credit Commercial Mortgage Investment Corp. 1997 Stock Option Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 1998.



                                          /s/ Kenneth A. Munkacy
                                    --------------------------------
                                    Name:     Kenneth A. Munkacy